UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013 (May 11, 2012)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC..

(Exact name of registrant as specified in charter)

Maryland	333-154750	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 467-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On May 18, 2012, Hartman Short Term Income Properties XX, Inc. (the “Company”) filed a Current Report on Form 8-K to report the completion of the acquisition of Cooper Street Plaza on May 11, 2012.  After reasonable inquiry we are not aware of any other material factors relating to the acquisition that would cause the reported financial information not to be necessarily indicative of future operating results.  This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Form 8-K filing referred to hereinabove.

Item 9.01 Financial Statements and Exhibits.

On May 11, 2012, Hartman Short Term Income Properties XX, Inc. (the “Company”), through Hartman Cooper Street Plaza LLC, its wholly owned subsidiary (“Cooper LLC”), acquired a multi-tenant retail shopping center located in Arlington, Texas (the “Cooper Street Property).  The Company hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2012.

(a)

Financial Statement of Business Acquired.

Cooper Street Property

Report of Independent Registered Public Accounting Firm

Statement of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011

Notes to the Statement of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011.

(b)

Pro Forma Financial Information

Hartman Short Term Income Properties XX, Inc.

Summary of Unaudited Pro Forma Financial Statements

Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2012

Notes to the Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2012

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011

Notes to the Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

of Hartman Short Term Income Properties XX, Inc.

We have audited the accompanying statement of revenues over certain operating expenses (the Historical Summary) of the Cooper Street Plaza (the Property) for the year ended December 31, 2011.  The Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman Short Term Income Properties XX, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues over certain operating expenses of the Property for the year ended December 31, 2011 in conformity with the accounting principles generally accepted in the United States of America.

/s/ WEAVER AND TIDWELL, L.L.P.

WEAVER AND TIDWELL, L.L.P.

Houston, TX

February 25, 2013

COOPER STREET SHOPPING CENTER
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES For the three months ended March 31, 2012 (unaudited) and year ended December 31, 2011

	Three Months Ended March 31, 2012	Year Ended December 31, 2011
	(unaudited)
Revenues:
Rental income	315,715	1,157,334
Tenant reimbursements and other	89,616	364,284

Total revenues	405,331	1,521,618

Certain operating expenses:
Operating, maintenance and management	36,239	158,159
Real estate taxes and insurance	72,355	252,748
General and administrative expenses	285	8,647

Total certain operating expenses	108,879	419,554

Revenues over certain operating expenses	296,452	1,102,064

See accompanying notes to statements of revenues over certain operating expenses

COOPER STREET SHOPPING CENTER

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Three Months Ended March 31, 2012 and for the Year Ended December 31, 2011

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On May 11, 2012, Hartman Short Term Income Properties XX, Inc. (the “Company”) acquired a 127,696 square foot retail shopping center located in Arlington, Texas, commonly known as Cooper Street Plaza (the “Cooper Street Property”) through Hartman Cooper Street Plaza, LLC (“Cooper LLC”), a wholly owned subsidiary of the Company. Cooper LLC acquired the Cooper Street Property from Regency Centers, LP, an unrelated seller, for a purchase price of $10,612,500, exclusive of closing costs.

The Cooper Street Property was constructed in 1992. As of March 31, 2012 the Property is 92% occupied. The major tenants are Home Depot Garden Center, Office Depot, K&G Men’s Store and TGI Friday’s.

Cooper LLC financed the payment of the purchase price for the Cooper Street Property with (1) proceeds from the Company’s ongoing public offering and (2) loan proceeds drawn under a revolving loan agreement (the “Loan Agreement”) provided by Texas Capital Bank, NA (the “Lender”).

2.  BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

The Cooper Street Property is owned by Hartman Cooper Street Properties, LLC.  For the quarter ending June 30, 2012, Hartman Cooper Street Plaza, LLC was reported as a consolidated subsidiary of the Company.  The accompanying statements are not representative of the actual operations for the periods presented as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to realize in the future operations of the Property.  Excluded items include interest, depreciation and amortization, and certain general and administrative costs.

3.  SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The leases are accounted for as operating leases and minimum rental income is recognized as due under the terms of the respective leases.  The leases include provisions for the reimbursement of expenses for common area maintenance, real estate taxes and insurance costs.  Pursuant to the lease agreements, income related to reimbursed costs are recognized in the period during which the applicable costs are incurred.  Certain leases may provide for tenant occupancy during which no rent is due and/or increases are provided for in minimum lease payments due over the term of the leases.  Rental income is recognized on the straight-line basis.

Certain Operating Expenses

Certain operating expenses include those expenses expected to be comparable to the proposed future operations of the Property.  Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying statements of revenues over certain operating expenses.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

4.  FUTURE MINIMUM LEASE INCOME

The weighted average remaining lease terms for tenants occupying the Property was  5.7 years as of December 31, 2011.  Minimum rents to be received from tenants under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of December 31, 2011 were as follows:

Years ending December 31,	Minimum Future Rents
2012	$1,268,349
2013	1,296,682
2014	1,257,320
2015	1,083,721
2016	1,057,891
Thereafter	2,596,305
Total	$8,560,268

The following tenants comprised 10% or more of annualized base rental income of the Property as of March 31, 2012:

Tenant	Percentage of Annualized Base Rental Income
K&G Men’s Company	25%
Home Depot	24%
Office Max	12%

5.  COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters.  The Property has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Property’s results of operations.

6.  SUBSEQUENT EVENTS

Subsequent to December 31, 2011 and through February 22, 2013, management did not identify any subsequent events requiring additional disclosure.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the balance sheet of the Company as December 31, 2011 and March 31, 2012, and the related statements of operations, equity, and cash flows for the year ended December 31, 2011 and for the three months ended March 31, 2012 and the notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on April 12, 2012 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 filed with the SEC on May 15, 2012.

The following unaudited pro forma balance sheet as March 31, 2012 has been prepared to give effect to the acquisition of the Cooper Street Property on May 11, 2012 as if the acquisition had been solely made by the Company on March 31, 2012.

The following unaudited pro forma statements of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the acquisition of the Cooper Street Property as if the acquisition occurred on January 1, 2011.

These unaudited pro forma financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Cooper Street Property occurred on January 1, 2011.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the Three Months Ended March 31, 2012

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Cooper Street Shopping Center (b)	Adjustments and eliminations	Pro Forma Total
Revenues:
Rental income	433,044	315,715		748,759
Tenant reimbursements and other income	111,370	89,616		200,986

Total revenues	544,414	405,331	-	949,745

Expenses:
Property operating expenses	87,526	36,239		123,765
Asset management and acquisition fees	35,906	-		35,906
Organization and offering costs	41,958	-		41,958
Real estate taxes and insurance	145,160	72,355		217,515
Depreciation and amortization	528,918	-		528,918
General and administrative	83,740	285		84,025
Interest expense	144,148	-		144,148
Total expenses	1,067,356	108,879	-	1,176,235

Net (loss) income	(522,942)	296,452	-	(226,490)

Less: Net income attributable to noncontrolling interests				-

Net (loss) income attributable to common shareholders	(522,942)	296,452	-	(226,490)

Net (loss) income per common share - basic and diluted	$ (0.26)			$ (0.11)

Weighted average number of shares outstanding - basic and diluted	1,992,145			1,992,145

See accompanying notes to un audited pro forma statements of operations for the three months ended March 31, 2012

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

For the Three Months Ended March 31, 2012

(a)

Historical financial information for the three months ended March 31, 2012 are derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012.

(b)

Represents items of income and expense for the Cooper Street Property for the three months ended March 31, 2012.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011
		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Cooper Street Shopping Center (b)	Adjustments and eliminations	Pro Forma Total
Revenues:
Rental income	$ 301,348	$ 1,157,334		$ 1,458,682
Tenant reimbursements and other income	52,700	364,284		416,984

Total revenues	354,048	1,521,618	-	1,875,666

Expenses:
Property operating expenses	54,495	158,159		212,654
Asset management and acquisition fees	504,682	-		504,682
Organization and offering costs	51,806	-		51,806
Real estate taxes and insurance	119,037	252,748		371,785
Depreciation and amortization	354,101	-		354,101
General and administrative	162,104	8,647		170,751
Interest expense	96,586	-		96,586
Total expenses	1,342,811	419,554	-	1,762,365

Net (loss) income from operations	(988,763)	1,102,064	-	113,301

Gain on re-measurement	508,047			508,047
Equity in earnings of unconsolidated Joint Venture	(39,678)	-		(39,678)

Net (loss) income	(520,394)	1,102,064	-	581,670

Net (loss) income per common share - basic and diluted	$ (0.61)			$ 0.68

Weighted average number of shares outstanding - basic and diluted	854,149			854,149

See accompanying notes to un audited pro forma statements of operations for the year ended December 31, 2011

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2011

(a)

Historical financial information for the year ended December 31, 2011 are derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)

Represents items of income and expense for the Cooper Street Property for the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Registrant)

Date: February 25, 2013

 By:  /s/  Louis T. Fox, III

                                   Louis T. Fox, III

                                     Chief Financial Officer

____________________________________________________________________________________________________________________________________________________________________

EXHIBIT INDEX

Exhibit

Description

23.1

Consent of Independent Registered Public Accounting Firm.